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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):       December 31, 1998
                                                 -------------------------------


                             BEYOND.COM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
DELAWARE                          000-24457                    94-3212136
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(STATE OR OTHER           (COMMISSION FILE NUMBER)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION)


1195 West Fremont Avenue, Sunnyvale, California                  94087
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)
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Registrant's telephone number, including area code:   (408) 616-4200
                                                   --------------------

                            SOFTWARE.NET CORPORATION
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM 5. OTHER EVENTS

     On December 21, 1998, the registrant held a special meeting of its stockholders and received their approval to legally change the name of the registrant from software.net Corporation to Beyond.com Corporation. On December 21, 1998, the registrant filed an amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effecting the change of its corporate name to Beyond.com Corporation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Exhibits

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
3.1            Form of Certificate of Incorporation, as amended

99.1           Press Release, dated December 21, 1998
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BEYOND.COM CORPORATION
                                          (Registrant)


Dated: December 31, 1998                  By: /s/ MICHAEL J. PRAISNER
                                             -----------------------------------
                                             Name:  Michael J. Praisner
                                             Title: Vice President,
                                                    Finance & Administration and
                                                    Chief Financial Officer


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
Exhibit No.       Description
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
    3.1           Form of Certificate of Incorporation, as amended

    99.1          Press Release, dated December 21, 1998
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